MENTOR INCOME FUND, INC.



                                                           MRF





ANNUAL REPORT
    2000



                                                         [LOGO] FIRST AMERICAN
                                                                ASSET MANAGEMENT

[LOGO] FIRST AMERICAN
       ASSET MANAGEMENT


MENTOR INCOME FUND, INC.

PRIMARY INVESTMENTS: Mentor Income Fund, Inc. (the "fund") invests in high-quality, fixed-income securities, primarily in mortgage-backed securities. Mentor also invests in other mortgage-related securities, such as CMOs and asset-backed securities, high-yield bonds, corporate bonds, and preferred stock. The following outlines the fund's investment policies.

- The fund expects generally to invest at least 65% of its assets in investment-grade securities.
-    No more than 35% of the fund's assets may be held in high-yield issues.
- The fund is authorized to borrow funds or issue senior securities in amounts not exceeding 33 1/3% of its total assets.

FUND OBJECTIVE: Mentor Income Fund, Inc. is a closed-end investment fund that invests primarily in high-quality, fixed-income securities. The fund is listed on the New York Stock Exchange with common shares traded under the symbol MRF. The fund's investment objective is to achieve high monthly income consistent with preservation of capital; its dividend objective is to distribute monthly income in excess of that attainable from investments in U.S. Treasury securities having the same maturity as the expected average life of the fund's investments.

[SIDE BAR]

     TABLE OF CONTENTS

 1   Fund Overview

 4   Financial Statements and Notes

14   Investments in Securities

18   Independent Auditors' Report

19   Federal Income Tax Information

20   Shareholder Update

--------------------------------------------------------------------------------
AVERAGE ANNUALIZED TOTAL RETURNS

Based on net asset value for the periods ended October 31, 2000

[CHART]

                                                                 Since Inception
                                  One Year       Five Year         12/30/1998
                                  --------       ---------       ---------------
Mentor Income Fund                  5.97%          6.39%              8.23%
Lipper Closed-End U.S.
 Mortgage Funds Category            7.93%          7.23%              8.01%

The average annualized total returns for Mentor Income Fund are based on the change in its net asset value (NAV), assume all distributions were reinvested, and do not reflect sales charges. NAV-based performance is used to measure investment management results.

Average annualized total returns based on the change in market price for the one-year, five-year, and since-inception periods ended October 31, 2000, were 17.20%, 7.27%, and 7.06%, respectively. These returns assume reinvestment of all distributions and reflect sales charges on distributions as described in the fund's dividend reinvestment plan, but not on initial purchases.

PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. NEITHER SAFETY OF PRINCIPAL NOR STABILITY OF INCOME IS GUARANTEED. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this fund, often trade at discounts to NAV. Therefore, you may be unable to realize the full NAV of your shares when you sell.

Lipper Closed-End U.S. Mortgage Funds Category invests at least 65% of its assets in mortgages/securities issued or guaranteed as to principal and interest by the U.S. government and certain federal agencies.


               NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

FUND OVERVIEW


December 15, 2000

WE ARE PLEASED TO ANNOUNCE THAT, EFFECTIVE OCTOBER 24, 2000, FIRST AMERICAN ASSET MANAGEMENT WAS APPROVED AS INVESTMENT ADVISOR FOR THE MENTOR INCOME FUND, INC. We would like to take this opportunity to welcome you to the First American family of funds and tell you about ourselves. Founded in 1967, First American has a long history of fund management and is a respected and experienced closed-end fund advisor. With the addition of the Mentor Income Fund, Inc. to our line-up, we now manage 12 closed-end funds and 37 open-end funds, with combined assets of $35 billion.

AT FIRST AMERICAN ASSET MANAGEMENT WE HAVE A TEAM APPROACH TO PORTFOLIO MANAGEMENT. Your team will be led by two industry veterans, Chris Neuharth and Doug Hedberg, who will have responsibility for the day-to-day management of the fund. Both managers are Chartered Financial Analysts and together have 57 years of industry experience. They will be assisted by a mortgage-backed securities analyst, four credit analysts, and a team of backup portfolio managers.

THE PAST 12 MONTHS HAVE BEEN CHALLENGING FOR FIXED-INCOME INVESTORS. As we entered the new year, interest rates were rising as the Federal Reserve was well into a tightening cycle that appeared to be having little success in cooling the domestic economy.

THE YIELD CURVE CONTINUED ITS FLATTENING TREND FROM 1999 THROUGH THE FIRST SEVERAL MONTHS OF 2000 AND INVERTED AFTER THE U.S. TREASURY ANNOUNCED PLANS TO REPURCHASE A LARGE PORTION OF THEIR EXISTING LONG-TERM DEBT WITH THE BUDGET SURPLUS. The perception that long-term Treasury securities would be in scarce supply in the future created a strong bid for these securities and also caused yield spreads on mortgages and corporate bonds to widen dramatically.

AS THE PACE OF THE ECONOMY SLOWED DURING THE SECOND HALF OF THE YEAR, TREASURY RATES FELL AS IT APPEARED THAT THE FEDERAL RESERVE WOULD SUCCESSFULLY ACHIEVE AN ECONOMIC SOFT LANDING AND THAT NO FURTHER TIGHTENING WOULD BE NECESSARY. Yield spreads on mortgages partially recovered from the widening early in the year, but corporate bond spreads did not. Increased equity market volatility, earnings pressures, heightened company-specific risk, and fears of a sustained slowdown in the economy resulted in a repricing of the risk premium demanded by investors for owning

[SIDEBAR]

FUND MANAGEMENT


CHRIS NEUHARTH, CFA
is responsible for the management of the mortgage portion of the fund. He has 20 years of financial experience.

DOUG HEDBERG, CFA
is responsible for the management of the high-yield portion of the fund. He has 37 years of financial experience.

--------------------------------------------------------------------------------

[CHART]

PORTFOLIO COMPOSITION
As a percentage of total assets on October 31, 2000

Private Mortgage-Backed Securities                25%
U.S. Government Securities                         5%
U.S. Agency Mortgage-Backed Securities            31%
Corporate Bonds                                   25%
Yankee Obligations                                 1%
Asset-Backed Securities                            3%
Preferred Stock                                    4%
Short-Term Securities                              3%
Other Assets                                       3%


                                       MENTOR INCOME FUND ANNUAL REPORT 2000  1)

FUND OVERVIEW CONTINUED

corporate debt securities. Lower-rated securities were hit particularly hard as the equity-like characteristics of these bonds became evident amidst the correction in the stock market.

FOR THE 12 MONTHS ENDING IN OCTOBER, TREASURY SECURITIES HAVE ENJOYED RETURNS OF ABOUT 9% WHILE OTHER SECTORS HAVE LAGGED BY SEVERAL HUNDRED BASIS POINTS, AND IN THE CASE OF HIGH YIELD, HAVE ACTUALLY BEEN NEGATIVE. On a market price and NAV basis, the fund returned 17.20% and 5.97%, respectively.(1) The NAV returns were in line with a portfolio invested in a combination of mortgage-backed and high-yield securities. This compares to the fund's Lipper Closed-End U.S. Mortgage Bond Fund peer group return of 7.93%. The current discount to market price was 9.41% as of October 31, 2000.

GOING FORWARD, WE WILL CONTINUE TO FOCUS ON RELATIVE VALUE WITHIN THE MORTGAGE-BACKED AND LOWER-QUALITY CORPORATE BOND MARKETS AND WILL MANAGE THE PORTFOLIO AGAINST A BLENDED BENCHMARK OF 75% LEHMAN GOVERNMENT MORTGAGE INDEX AND 25% LEHMAN HIGH YIELD INDEX.(2) We will be leveraging the portfolio to increase income but will be managing our duration to a target of five years.

ALTHOUGH WE CURRENTLY SEE VALUE IN LOWER-RATED MORTGAGE AND CORPORATE SECURITIES AND ARE TEMPTED TO INCREASE OUR EXPOSURE TO THESE SECTORS, THE UPCOMING TENDER(3) DICTATES THAT WE MANAGE OUR CREDIT QUALITY AND LIQUIDITY SOMEWHAT CONSERVATIVELY. We are neutral on our outlook for rates and will likely manage our duration close to the target of five years. The average credit quality of the fund will be BBB with no more than 35% of the holdings rated below investment grade (BB or lower). Because the Mentor Income Fund is closed end, it is an ideal investment vehicle in which to hold these somewhat lower-rated and less-liquid securities. In addition, the fund's diversification among these areas of the bond market should help provide a more reliable income stream in varying market conditions.

THERE MAY BE TIMES WHEN THE MENTOR INCOME FUND, INC. COULD EXPERIENCE SOME EROSION OF PRINCIPAL RELATED TO ITS INVESTMENTS, ESPECIALLY HIGH-YIELD SECURITIES. We will ask shareholders in early 2001 to approve replacing the current objective of "high monthly income consistent with preservation of capital" with an objective of "high monthly income consistent with prudent risk to capital." We believe this objective is more reflective of the portfolio strategies that have previously been, and will continue to be, used. In addition, we will seek to change the fund name from the Mentor Income Fund, Inc. to American Income Fund.

(1) All returns assume reinvestment of distributions at prices pursuant to the fund's dividend reinvestment plan. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost.

(2) This benchmark consists of the Lehman Government/Mortgage Index (75%) and the Lehman High Yield Index (25%). The Lehman Brothers Mutual Fund Government/Mortgage Index is comprised of all U.S. government agency and Treasury securities and agency mortgage-backed securities. Developed by Lehman Brothers for comparative use by the mutual fund industry, this index is unmanaged and does not include any fees or expenses in its total return calculations. The Lehman Brothers High Yield Index covers the universe of fixed-rate, noninvestment grade debt. Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeroes, step-up coupon structures, and 144a securities are also included.


2)  MENTOR INCOME FUND ANNUAL REPORT 2000

DURING THE YEAR ENDED OCTOBER 31, 2000, THE FUND PAID DISTRIBUTIONS TOTALING $0.72 PER SHARE (WE ANTICIPATE THAT APPROXIMATELY $0.05 PER SHARE WILL BE A RETURN OF CAPITAL ON A TAX BASIS). This distribution rate equaled 7.53% and 8.31% on NAV and market price as of October 31, 2000, respectively. For comparison, the yield-to-maturity on U.S. Treasury securities that generally have the same approximate maturity as the fund's investments was 5.81%. Of course, Treasuries offer guaranteed principal and interest, while the fund's shares are subject to fluctuation in value.


ON OCTOBER 17, 2000, THE FUND'S BOARD OF DIRECTORS APPROVED A TENDER OFFER FOR 20% OF THE FUND'S NET ASSETS. It is anticipated that this tender offer of up to 20% of the fund's net assets will be completed in April 2001. (For a more detailed description see below.)

WE ARE EXCITED FOR THIS OPPORTUNITY TO MANAGE THE MENTOR INCOME FUND, INC. AND TO PROVIDE YOU WITH FIRST AMERICAN'S FIXED-INCOME EXPERTISE. If you have any questions about First American, the Mentor Income Fund, Inc., or if we can assist you in any other way with your investment strategy, please don't hesitate to call us at 800-814-3406.



Sincerely,


/s/ Paul A. Dow


Paul A. Dow, CIO
First American Asset Management


--------------------------------------------------------------------------------
TENDER OFFER

(3) On October 17, 2000, the fund announced that its board of directors voted to authorize a tender offer to purchase up to 20% of the outstanding voting shares of the fund. The tender offer price would be equal to the NAV of the shares, less expenses of the tender offer, and is expected to occur during April 2001.

The board also authorized a second tender offer for up to 10% of the fund's shares to occur in April 2003. That tender offer would be at NAV, less expenses of the tender offer, and is contingent upon the discount between the fund's market price and NAV per share exceeding five percent (5%) during the 12 calendar weeks preceding February 1, 2001, and upon the board determining at the time that the tender offer continues to be in the best interest of the fund's shareholders.


                                       MENTOR INCOME FUND ANNUAL REPORT 2000  3)

               FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                      STATEMENT OF ASSETS AND LIABILITIES  October 31, 2000
 ................................................................................

ASSETS:
Investments in securities at market value, including
  repurchase agreement of $3,000,000* (note 2)  ............   $105,845,981
Cash in bank on demand deposit  ............................         67,107
Receivable for securities sold  ............................      1,526,659
Accrued interest receivable  ...............................      1,354,243
Other assets  ..............................................         33,849
                                                               ------------
  Total assets  ............................................    108,827,839
                                                               ------------

LIABILITIES:
Payable for securities purchased  ..........................      2,741,826
Accrued dividend payable  ..................................        709,352
Accrued investment management fee  .........................         11,228
Accrued administrative fee  ................................          1,727
Accrued proxy expenses  ....................................         75,000
Other accrued expenses  ....................................         82,378
                                                               ------------
  Total liabilities  .......................................      3,621,511
                                                               ------------
  Net assets applicable to outstanding capital stock  ......   $105,206,328
                                                               ============

COMPOSITION OF NET ASSETS:
Capital stock and additional paid-in capital  ..............   $130,034,570
Distributions in excess of net investment income  ..........       (762,683)
Accumulated net realized loss on investments  ..............    (22,434,402)
Unrealized depreciation of investments  ....................     (1,631,157)
                                                               ------------

  Total - representing net assets applicable to capital
    stock  .................................................   $105,206,328
                                                               ============

* Investments in securities at identified cost  ............   $107,477,138
                                                               ============

NET ASSET VALUE AND MARKET PRICE:
Net assets  ................................................   $105,206,328
Shares outstanding (authorized 200 million shares of $0.01
  par value)  ..............................................     11,817,776
Net asset value  ...........................................   $       8.90
Market price  ..............................................   $       8.06

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                   4  2000 Annual Report - Mentor Income Fund

--------------------------------------------------------------------------------

                      STATEMENT OF OPERATIONS  For the Year Ended October 31,
                      2000
 ................................................................................

INCOME:
Interest (net of interest expense of $557,358)  ............    $ 9,111,070
                                                                -----------

EXPENSES (NOTE 3):
Investment management fee  .................................        691,628
Administrative fee  ........................................        106,404
Custodian and accounting fees  .............................         60,245
Transfer agent fees  .......................................         42,189
Reports to shareholders  ...................................         62,461
Directors' fees  ...........................................         31,000
Audit and legal fees  ......................................         35,760
Proxy expenses  ............................................         75,000
Other expenses  ............................................         26,328
                                                                -----------
  Total expenses  ..........................................      1,131,015
    Less expenses paid indirectly  .........................        (22,393)
                                                                -----------

  Total net expenses  ......................................      1,108,622
                                                                -----------

  Net investment income  ...................................      8,002,448
                                                                -----------

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS (NOTE 4):
Net realized loss on investments in securities  ............     (4,554,087)
Net realized loss on futures contracts  ....................        (62,861)
                                                                -----------

  Net realized loss on investments in securities and futures
    contracts  .............................................     (4,616,948)
                                                                -----------
Net change in unrealized appreciation or depreciation of
  investments  .............................................      1,233,301
                                                                -----------

  Net loss on investments  .................................     (3,383,647)
                                                                -----------

  Net increase in net assets resulting from operations  ....    $ 4,618,801
                                                                ===========

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                   5  2000 Annual Report - Mentor Income Fund

--------------------------------------------------------------------------------

                      STATEMENT OF CASH FLOWS  For the Year Ended October 31,
                      2000
 ................................................................................

CASH FLOWS FROM OPERATING ACTIVITIES:
Interest income  ...........................................   $  9,111,070
Net expenses  ..............................................     (1,108,622)
                                                               ------------
  Net investment income  ...................................      8,002,448
                                                               ------------

Adjustments to reconcile net investment income to net cash
 provided by operating activities:
  Change in accrued interest receivable  ...................        567,795
  Net amortization of bond discount and premium  ...........       (628,237)
  Change in accrued fees and expenses  .....................        (35,426)
  Change in variation margin  ..............................         18,725
  Change in other assets  ..................................         27,657
                                                               ------------
    Total adjustments  .....................................        (49,486)
                                                               ------------

    Net cash provided by operating activities  .............      7,952,962
                                                               ------------

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sales of investments  ........................     86,422,109
Decrease in receivable from securities sold  ...............      6,403,488
Purchases of investments  ..................................    (71,995,502)
Increase in payable for securities purchased  ..............      1,994,420
Net sales of short-term securities  ........................      2,654,163
                                                               ------------

    Net cash provided by investing activities  .............     25,478,678
                                                               ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Net payments on reverse repurchase agreements  .............    (24,856,000)
Distributions paid to shareholders  ........................     (8,508,533)
                                                               ------------

    Net cash used by financing activities  .................    (33,364,533)
                                                               ------------
Net increase in cash  ......................................         67,107
Cash at beginning of year  .................................             --
                                                               ------------

    Cash at end of year  ...................................   $     67,107
                                                               ============

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                   6  2000 Annual Report - Mentor Income Fund

--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
 ................................................................................

                                                                YEAR ENDED       YEAR ENDED
                                                                 10/31/00         10/31/99
                                                              ---------------  ---------------
OPERATIONS:
Net investment income  .....................................   $  8,002,448     $  7,653,884
Net realized loss on investments in securities  ............     (4,554,087)      (2,281,164)
Net realized loss on futures contracts  ....................        (62,861)        (197,108)
Net change in unrealized appreciation or depreciation of
  investments  .............................................      1,233,301       (4,984,112)
                                                               ------------     ------------

  Net increase in net assets resulting from operations  ....      4,618,801          191,500
                                                               ------------     ------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income  ................................     (7,964,140)      (8,288,727)
From tax return of capital  ................................       (544,659)        (219,869)
                                                               ------------     ------------
  Total distributions  .....................................     (8,508,799)      (8,508,596)
                                                               ------------     ------------
Total decrease in net assets  ..............................     (3,889,998)      (8,317,096)
Net assets at beginning of year  ...........................    109,096,326      117,413,422
                                                               ------------     ------------
Net assets at end of year  .................................   $105,206,328     $109,096,326
                                                               ============     ============
Distributions in excess of net investment income  ..........   $   (762,683)    $   (709,086)
                                                               ============     ============

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                   7  2000 Annual Report - Mentor Income Fund

               NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1) ORGANIZATION
 ............................
                      Mentor Income Fund, Inc. ("the fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. Fund shares are listed on the New York Stock Exchange under the symbol MRF.

(2) SUMMARY OF
    SIGNIFICANT
    ACCOUNTING
    POLICIES
 ............................
                      INVESTMENTS IN SECURITIES
                      Portfolio securities for which market quotations are readily available are valued at current market value. If market quotations or valuations are not readily available, or if such quotations or valuations are believed to be inaccurate, unreliable or not reflective of market value, portfolio securities are valued according to procedures adopted by the fund's board of directors in good faith at "fair value", that is, a price that the fund might reasonably expect to receive for the security or other asset upon its current sale.

                      The current market value of certain fixed income securities is provided by an independent pricing service. Fixed income securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value.

                      Securities transactions are accounted for on the date securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Interest income, including amortization of bond discount and premium, is recorded on an accrual basis.

                      REVERSE REPURCHASE AGREEMENTS
                      Reverse repurchase agreements involve the sale of a portfolio-eligible security by the fund, coupled with an agreement to repurchase the security at a specified date and price. Reverse repurchase agreements may increase volatility of the fund's net asset value and involve the risk that interest costs on money borrowed may exceed the return on securities purchased with that borrowed money. Reverse repurchase agreements are considered to be borrowings by the fund, and are subject to the fund's overall restriction on borrowing under which it must maintain asset coverage of at least 300%. For the year ended October 31, 2000, the weighted average borrowings outstanding were $9,402,504 and the weighted average rate was 5.93%.

                      REPURCHASE AGREEMENTS
                      For repurchase agreements entered into with certain broker-dealers, the fund may transfer uninvested cash balances into a trading account, the daily aggregate of which is invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for repurchase agreements are held by the fund's custodian bank until maturity of the repurchase agreement. Provisions for all agreements ensure that the daily market value of the collateral is in excess of the repurchase amount, including accrued interest, to protect the fund in the event of a default.

--------------------------------------------------------------------------------

                   8  2000 Annual Report - Mentor Income Fund

--------------------------------------------------------------------------------

                      FUTURES TRANSACTIONS
                      In order to gain exposure to or protect against changes in the market, the fund may buy and sell financial futures contracts and related options. Risks of entering into futures contracts and related options include the possibility there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

                      Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires.

                      MORTGAGE DOLLAR ROLLS
                      The fund may enter into mortgage dollar rolls in which the fund sells securities it owns or has purchased on a forward commitment basis and simultaneously contracts with a counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. As an inducement to "roll over" its purchase commitments, the fund receives negotiated fees or agrees to repurchase the securities at a lower price. For the year ended October 31, 2000, such fees earned by the fund amounted to $24,188.

                      RESIDUAL INTERESTS
                      The Fund may invest in mortgage security residual interests ("residuals") which are considered derivative securities. Derivative securities are investments which derive their value from an underlying security, asset or market index. The Fund's investments in residuals are primarily in securities issued by proprietary mortgage trusts. While these entities have been highly leveraged, often having indebtedness of up to 95% of their total value, the Fund has not incurred any indebtedness in the course of making these residual investments; nor have the Fund's assets been pledged to secure the indebtedness of the issuing structure or the Fund's investment in the residuals. In consideration of the risk associated with investment in residual securities, it is the Fund's policy to limit its exposure at the time of purchase to no more than 20% of its total assets.

                      FEDERAL TAXES
                      The fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. The fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

                      Net investment income and net realized gains and losses may differ for financial statement and tax purposes primarily because of losses deferred due to "wash sale" transactions and the timing of recognition of income on certain collateralized mortgage-backed securities. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Distributions that exceed the net investment income or net realized gains recorded on a tax basis are presented as a "tax return

--------------------------------------------------------------------------------

                   9  2000 Annual Report - Mentor Income Fund

--------------------------------------------------------------------------------
                      of capital" in the statements of changes in net assets and the financial highlights. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains or losses were recorded by the fund.

                      On the statement of assets and liabilities, as a result of permanent book-to-tax differences, a reclassification adjustment has been made to increase distributions in excess of net investment income by $91,905, decrease accumulated net realized loss on investments by $503,835 and decrease additional paid-in-capital by $411,930.

                      DISTRIBUTIONS TO SHAREHOLDERS
                      Distributions from net investment income are made monthly and realized capital gains, if any, will be distributed at least annually. These distributions are recorded as of the close of business on the ex-dividend date. Such distributions are payable in cash or, pursuant to the fund's dividend reinvestment plan, reinvested in additional shares of the fund's capital stock.

(3) EXPENSES
 ............................
                      INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES
                      Mentor Investment Advisors, LLC ("Mentor Advisors"), a wholly-owned subsidiary of First Union Corporation ("First Union"), served as the fund's investment advisor for the period from November 1, 1999, through October 23, 2000. For its services, Mentor Advisors received an annual investment advisory fee of 0.65% of average weekly net assets. Effective October 24, 2000, the fund has entered into an investment advisory agreement with U.S. Bank National Association ("U.S. Bank") acting through its division, First American Asset Management ("the advisor"). This agreement provides the advisor with a monthly investment management fee in an amount equal to an annualized rate of 0.65% of average weekly net assets. For its fee, the advisor provides investment advice and conducts the management and investment activity of the fund.

                      Evergreen Investment Services, Inc. ("EIS"), a subsidiary of First Union, served as administrator to the Fund for the period from November 1, 1999, through October 23, 2000. For its services, EIS received an administrative fee equal to an annual rate of 0.10% of the fund's average weekly net assets. Effective October 24, 2000, the fund has entered into an administrative agreement with U.S. Bank acting through its division, First American Asset Management ("the administrator"). The administration agreement provides the administrator with a monthly fee based on an annualized rate of 0.10% of the fund's average weekly net assets. For its fee, the administrator provides reporting, regulatory and record-keeping services for the fund.

                      OTHER FEES AND EXPENSES
                      In addition to the investment management and administrative fees, the fund is responsible for paying most other operating expenses, including: outside directors' fees and expenses; custodian fees; registration fees; printing and shareholder reports; transfer agent fees and expenses; legal, auditing and accounting services; insurance; interest; taxes and other miscellaneous expenses.

                      EXPENSES PAID INDIRECTLY
                      Expenses paid indirectly represent a reduction of custodian fees for earnings on miscellaneous cash balances maintained by the fund.

--------------------------------------------------------------------------------

                  10  2000 Annual Report - Mentor Income Fund

--------------------------------------------------------------------------------

(4) INVESTMENT
    SECURITY
    TRANSACTIONS
 ............................
                      Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities, for the year ended October 31, 2000, aggregated $72,623,739 and $86,422,109, respectively.

(5) CAPITAL LOSS
    CARRYOVER
 ............................
                      For federal income tax purposes, the fund had capital loss carryovers at October 31, 2000, which, if not offset by subsequent capital gains, will expire on the fund's fiscal year-ends as indicated below. It is unlikely the board of directors will authorize a distribution of any net realized capital gains until the available capital loss carryovers have been offset or expire.

    CAPITAL
 LOSS CARRYOVER  EXPIRATION
 --------------  ----------
  $   108,152        2001
   11,955,561        2003
    1,699,165        2004
    1,155,089        2006
    2,573,283        2007
    4,931,683        2008
  -----------
  $22,422,933
  ===========

(6) PENDING
    ACQUISITION
 ............................
                      On October 4, 2000, U.S. Bancorp, the parent company of the fund's investment advisor, announced that it had entered into an agreement to be acquired by Firstar Corporation. It is anticipated that this acquisition will be completed in the first quarter of 2001, subject to regulatory approval, the approval of U.S. Bancorp shareholders and the satisfaction of customary closing conditions.

(7) TENDER OFFER
 ............................
                      On October 17, 2000, the fund announced that the fund's Board of Directors voted to authorize a tender offer to purchase up to 20% of the outstanding voting shares of the fund. The tender offer price would be equal to the net asset value of the shares, less expenses of the tender offer, and is expected to occur during April 2001.

--------------------------------------------------------------------------------

                  11  2000 Annual Report - Mentor Income Fund

--------------------------------------------------------------------------------

(8) FINANCIAL
HIGHLIGHTS
 ............................
                      Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                                                      YEAR ENDED OCTOBER 31,
                                          -----------------------------------------------
                                          2000(c)     1999      1998      1997      1996
                                          -------    ------    ------    ------    ------
PER-SHARE DATA
Net asset value, beginning
  of period ............................  $ 9.23     $ 9.94    $10.27    $10.06    $10.21
Operations:
  Net investment income ................    0.68       0.65      0.64      0.82      0.83
  Net realized and unrealized gains
    (losses) on investments ............   (0.29)     (0.64)    (0.20)     0.23     (0.14)
                                          ------     ------    ------    ------    ------
    Total from operations ..............    0.39       0.01      0.44      1.05      0.69
                                          ------     ------    ------    ------    ------
Distributions to shareholders:
  From net investment income ...........   (0.67)     (0.70)    (0.71)    (0.84)    (0.84)
  Tax return of capital ................   (0.05)     (0.02)    (0.06)       --        --
                                          ------     ------    ------    ------    ------
    Total distributions ................   (0.72)     (0.72)    (0.77)    (0.84)    (0.84)
                                          ------     ------    ------    ------    ------
    Net asset value, end of period .....  $ 8.90     $ 9.23    $ 9.94    $10.27    $10.06
                                          ======     ======    ======    ======    ======
Per-share market value, end of
  period ...............................  $ 8.06     $ 7.56    $ 8.56    $ 9.38    $ 9.00
                                          ======     ======    ======    ======    ======
SELECTED INFORMATION
Total return, net asset value (a) ......    5.97%      1.28%     5.22%    11.65%     8.08%
Total return, market value (a) .........   17.20%     (3.68)%   (0.74)%   13.92%    11.24%
Net assets at end of period
  (in millions) ........................  $  105     $  109    $  117    $  121    $  119
Ratio of expenses to average net assets
  including interest expense ...........    1.59%      2.54%     3.29%     2.78%     2.84%
Ratio of expenses to average net assets
  excluding interest expense ...........    1.06%      1.06%     1.02%     1.08%     1.13%
Ratio of net investment income to
  average net assets ...................    7.52%      6.73%     6.39%     8.19%     8.28%
Portfolio turnover rate (excluding
  short-term securities) ...............      65%        99%       80%       71%      190%
Amount of borrowings outstanding at end
  of period (in millions) ..............  $   --     $   25    $   54    $   49    $   20
Per-share amount of borrowings
  outstanding at end of period .........  $   --     $ 2.10    $ 4.57    $ 4.17    $ 1.69
Per-share amount of net assets,
  excluding borrowings, at end
  of period ............................  $ 8.90     $11.33    $14.51    $14.43    $11.75
Asset coverage ratio (b) ...............     N/A        539%      317%      346%      694%

(a) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT PRICES PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN.
(b) REPRESENTS NET ASETS, EXCLUDING BORROWINGS, AT END OF PERIOD DIVIDED BY BORROWINGS OUTSTANDING AT END OF PERIOD.
(c) EFFECTIVE OCTOBER 24, 2000, THE ADVISOR WAS CHANGED FROM MENTOR INVESTMENT ADVISORS, A WHOLLY-OWNED SUBSIDIARY OF FIRST UNION CORPORATION, TO U.S. BANK NATIONAL ASSOCIATION, ACTING THROUGH ITS DIVISION, FIRST AMERICAN ASSET MANAGEMENT.

--------------------------------------------------------------------------------

                  12  2000 Annual Report - Mentor Income Fund

                           INVESTMENTS IN SECURITIES
--------------------------------------------------------------------------------

MENTOR INCOME FUND                                                October 31, 2000
 ........................................................................................

                                                               Par              Market
Description of Security                                       Value           Value (a)
---------------------------------------------------------  -----------       ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

U.S. GOVERNMENT AND AGENCY SECURITIES (37.4%)
  U.S. AGENCY MORTGAGE-BACKED SECURITIES (31.6%)
    FIXED RATE (28.7%)
      6.50%, FHLMC Series 1647 B, Class B, 11/15/08 .....  $ 3,744,219       $  3,623,419
      7.00%, FHLMC, 12/1/14 .............................    1,450,572          1,444,480
      9.50%, FHLMC, 12/1/09 .............................      918,651            944,447
      10.75%, FHLMC, 9/1/09 .............................      189,038            203,263
      6.00%, FNMA, 12/1/13 ..............................    2,818,461          2,689,178
      7.00%, FNMA, 8/1/29  ..............................    8,331,699          8,173,646
      7.50%, FNMA, 4/1/15  ..............................    2,641,468          2,661,490
      7.50%, FNMA, 5/1/15  ..............................    1,876,462          1,890,686
      8.50%, FNMA, 4/1/30  ..............................      608,696            622,806
      8.50%, FNMA, 4/1/30  ..............................    2,690,411          2,752,775
      8.50%, FNMA, 5/1/30  ..............................      390,877            399,938
      7.00%, GNMA, 12/15/08  ............................    2,243,782          2,263,976
      7.00%, GNMA, 4/15/24 ..............................    2,488,421          2,463,288
      11.50%, GNMA, 2/15/13 .............................        9,353             10,291
      11.50%, GNMA, 5/15/13 .............................       33,510             36,870
      11.50%, GNMA, 4/15/19 .............................        8,701              9,547
      11.50%, GNMA, 6/15/19 .............................       40,774             44,739
                                                                             ------------
                                                                               30,234,839
                                                                             ------------

    ADJUSTABLE RATE (2.9%)
      7.557%, FHLMC, 9/1/18 .............................        1,030              1,041
      7.741%, FNMA, 7/1/27 ..............................       13,157             13,291
      7.125%, GNMA, 12/20/22 ............................    2,992,118          3,019,205
                                                                             ------------
                                                                                3,033,537
                                                                             ------------

        Total U.S. Agency Mortgage-Backed Securities  ...                      33,268,376
                                                                             ------------

  U.S. GOVERNMENT SECURITIES (5.8%)
      4.75%, U.S. Treasury Note, 11/15/08  ..............    2,000,000          1,861,694
      5.25%, U.S. Treasury Bond, 2/15/29  ...............    2,315,000          2,110,368
      6.25%, U.S. Treasury Note, 2/15/03  ...............      150,000            151,036
      9.00%, U.S. Treasury Bond, 11/15/18  ..............      910,000          1,206,604
      9.25%, U.S. Treasury Bond, 2/15/16 ................      600,000            793,391
                                                                             ------------

        Total U.S. Government Securities  ...............                       6,123,093
                                                                             ------------

        Total U.S. Government and Agency Securities
          (cost: $39,523,648)  ..........................                      39,391,469
                                                                             ------------
PRIVATE MORTGAGE-BACKED SECURITIES (25.7%)
  FIXED RATE (4.0%)
      BA Mortgage Securities, Series 1998-3, Class 2,
        6.50%, 7/25/13 ..................................      277,552            254,161
      BA Mortgage Securities, Series 1998-4, Class 2,
        6.50%, 8/25/13 ..................................      293,978            268,771
      GE Capital Mortgage Services, Series 1993-18,
        Class B-1, 6.00%, 2/25/09 .......................    1,474,524          1,394,096
      GE Capital Mortgage Services, Series 1997-13,
        Class M, 6.75%, 12/25/12                             1,758,451          1,690,724

                                                               Par              Market
Description of Security                                       Value           Value (a)
---------------------------------------------------------  -----------       ------------
      GE Capital Mortgage Services, Series 1998-1,
        Class M, 6.75%, 1/25/13 .........................  $   662,558       $    636,629
                                                                             ------------
                                                                                4,244,381
                                                                             ------------

  ADJUSTABLE RATE (21.7%)
      California Federal Bank Los Angeles,
        Series 1991-CI2, Class A, 7.454%, 7/15/21              244,385(d)         233,769
      HSBC Mortgage Loan Trust, Series 2000-HSB1,
        Class A3, 7.11%, 12/16/30  ......................    1,500,000          1,500,000
      Kidder Peabody Acceptance, Series 1989-3, Class A,
        8.811%, 6/20/19 .................................       54,994(d)          54,444
      Norwest Asset Securities, Series 1996-3, Class M,
        7.00%, 9/25/11 ..................................    1,556,424          1,519,109
      Norwest Asset Securities, Series 1997-7, Class M,
        7.00%, 5/25/27 ..................................    1,538,382          1,479,731
      Norwest Asset Securities, Series 1998-2, Class M,
        6.50%, 2/25/28 ..................................    1,163,583          1,077,262
      Prudential Home Mortgage Securities,
        Series 1993-18, Class M, 7.00%, 6/25/23 .........      741,821            718,873
      Prudential Home Mortgage Securities,
        Series 1993-22, Class M, 7.00%, 7/25/23 .........    3,850,926          3,734,801
      Prudential Home Mortgage Securities,
        Series 1993-27, Class M, 7.50%, 5/25/23 .........    2,514,193          2,483,834
      Prudential Home Mortgage Securities,
        Series 1994-29, Class M, 7.00%, 10/25/24             2,937,897          2,837,730
      Prudential Home Mortgage Securities, Series 1995-5,
        Class M, 7.25%, 9/25/25 .........................    2,463,836          2,383,897
      Prudential Home Mortgage Securities, Series 1995-5,
        Class B-1, 7.25%, 9/25/25 .                          2,563,389(c)       2,452,868
      Prudential Home Mortgage Securities, Series 1995-7,
        Class B, 7.00%, 11/25/25 ........................    1,883,600(c)       1,812,918
      Prudential Home Mortgage Securities, Series 1996-4,
        Class B-1, 6.50%, 4/25/26 .                            568,240            528,062
                                                                             ------------
                                                                               22,817,298
                                                                             ------------

  INTEREST ONLY (0.0%)
      Contimortgage Home Equity Loan Trust,
        Series 1994-3, Class A4, 0.13%, 3/15/14 .........   24,398,818(b)(d)       41,600
                                                                             ------------

        Total Private Mortgage-Backed Securities
          (cost: $27,209,679)  ..........................                      27,103,279
                                                                             ------------
CORPORATE BONDS (26.0%)
  CABLE TELEVISION (1.7%)
      Classic Cable, 9.375%, 8/1/09 .....................      400,000            306,000
      CSC Holdings, Senior Subordinated Note,
        9.875%, 5/15/06 .................................      700,000            714,000
      Rogers Cablesystems, Senior Secured Note,
        10.00%, 3/15/05 .................................      750,000            795,000
                                                                             ------------
                                                                                1,815,000
                                                                             ------------

  CHEMICALS AND PLASTICS (0.5%)
      Lyondell Chemical, Senior Secured Note,
        10.875%, 5/1/09 .................................      500,000            481,250
                                                                             ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

                  13  2000 Annual Report - Mentor Income Fund

--------------------------------------------------------------------------------

MENTOR INCOME FUND
(CONTINUED)

                                                               Par              Market
Description of Security                                       Value           Value (a)
---------------------------------------------------------  -----------       ------------
  ENERGY (3.8%)
      AES, 9.375%, 9/15/10 ..............................  $   500,000       $    510,000
      Cheasapeake Energy, 9.625%, 5/1/05 ................      400,000            403,500
      Enron, 6.725%, 11/17/08 ...........................    1,600,000          1,492,848
      Eott Energy Partners, Senior Note,
        11.00%, 10/1/09 .................................      450,000            474,750
      Ocean Energy, Senior Subordinated Note,
        8.375%, 7/1/08 ..................................      500,000            503,750
      Swift Energy, 10.25%, 8/1/09 ......................      600,000            606,000
                                                                             ------------
                                                                                3,990,848
                                                                             ------------

  FINANCE (1.7%)
      ASAT Finance, 12.50%, 11/1/06 .....................      260,000            263,900
      Principal Financial Group Australia, Senior
        Guaranteed Note, 8.20%, 8/15/09 .................    1,000,000(c)       1,009,600
      Sovereign Bancorp, 10.50%, 11/15/06 ...............      500,000            510,000
                                                                             ------------
                                                                                1,783,500
                                                                             ------------

  FOOD AND BEVERAGE (0.4%)
      Del Monte, Senior Subordinated Note,
        12.25%, 4/15/07 .................................      400,000            422,000
                                                                             ------------

  GAMING (1.9%)
      Coast Hotels and Casinos, Senior Subordinated Note,
        9.50%, 4/1/09 ...................................      400,000            396,000
      Hollywood Park, 9.50%, 8/1/07 .....................    1,000,000          1,080,000
      Isle of Capri Casinos, Senior Subordinated Note,
        8.75%, 4/15/09 ..................................      600,000            547,500
                                                                             ------------
                                                                                2,023,500
                                                                             ------------

  HEALTHCARE (1.3%)
      Lifepoint Hospitals Holdings, Senior Subordinated
        Note, Series B, 10.75%, 5/15/09 .................      200,000            213,500
      Tenet Healthcare, 8.625%, 1/15/07 .................      700,000            700,000
      Triad Hospitals, Senior Subordinated Note,
        11.00%, 5/15/09 .................................      450,000            470,250
                                                                             ------------
                                                                                1,383,750
                                                                             ------------

  HOTELS (0.4%)
      HMH Properties, 7.875%, 8/1/08 ....................      500,000            462,500
                                                                             ------------

  MANUFACTURING (1.1%)
      Georgia Pacific, 7.75%, 11/15/29 ..................    1,250,000          1,112,478
                                                                             ------------

  OIL AND GAS (1.0%)
      Parker Drilling, Senior Note, Series D,
        9.75%, 11/15/06 .................................      400,000            394,000
      Pride Petroleum Services, Senior Note,
        9.375%, 5/1/07 ..................................      650,000            661,375
                                                                             ------------
                                                                                1,055,375
                                                                             ------------

  SERVICES (0.5%)
      Weight Watchers, Senior Subordinated Note,
        13.00%, 10/1/09 .................................      500,000            532,500
                                                                             ------------

                                                               Par              Market
Description of Security                                       Value           Value (a)
---------------------------------------------------------  -----------       ------------

  TECHNOLOGY (0.4%)
      Amkor Technology, Senior Note, 9.25%, 5/1/06 ......  $   400,000       $    392,000
                                                                             ------------

  TELECOMMUNICATIONS (10.3%)
      Adelphia Communications, 9.875%, 3/1/05 ...........      375,000            360,469
      Airgate PCS, Step Bond, 0.00%, 10/1/09
        (13.50% after 10/1/04) ..........................      400,000(b)         231,000
      Allegiance Telecom, 12.875%, 5/15/08 ..............      300,000            298,500
      Century Communications, Senior Note,
        9.50%, 3/1/05 ...................................      476,000            443,870
      Charter Communications, Senior Note,
        8.625%, 4/1/09 ..................................      800,000            724,000
      Exodus Communications, 10.75%, 12/15/09 ...........      400,000            364,000
      Insight Midwest, Senior Note, 9.75%, 10/1/09 ......      500,000            488,750
      Intermedia Communications, Senior Note, 8.60%,
        6/1/08  .........................................      570,000            540,075
      Level 3 Communications, Senior Note,
        9.125%, 5/1/08 ..................................      400,000            325,000
      Level 3 Communications, 11.00%, 3/15/08 ...........      350,000            316,750
      McLeod USA, Senior Note, 9.25%, 7/15/07 ...........      500,000            466,250
      Metromedia Fiber Network, Senior Note,
        10.00%, 11/15/08 ................................      580,000            516,200
      Microcell Telecommunications, Senior Discount Note,
        Step Bond, Series B, 0.00%, 6/1/06 (14.00%
        after 12/1/01) ..................................      680,000(b)         657,900
      Nextel Communications, Senior Discount Note, Step
        Bond, 0.00%, 9/15/07 (10.65% after 9/15/02) .....      500,000(b)         403,750
      Nextel Partners, Senior Discount Note, Step Bond,
        0.00%, 2/1/09 (14.00% after 2/1/04)                    585,000(b)         409,500
      Nextel Partners, 11.00%, 3/15/10 ..................      450,000            448,875
      Nextlink Communications, Senior Note,
        10.75%, 6/1/09 ..................................      450,000            397,125
      Rogers Cantel, Senior Subordinated Note,
        8.80%, 10/1/07 ..................................      750,000            746,250
      Sprint Capital, 6.125%, 11/15/08 ..................    1,800,000          1,607,053
      U.S. Unwired, Step Bond, 0.00%, 11/1/09 (13.375%
        after 11/1/04) ..................................      500,000(b)         246,250
      Voicestream Wireless, 10.375%, 11/15/09 ...........      400,000            430,000
      Worldwide Fiber, Senior Note, 12.00%, 8/1/09             450,000(c)         357,750
                                                                             ------------
                                                                               10,779,317
                                                                             ------------

  TRANSPORTATION (1.0%)
      Delta Airlines, 8.30%, 12/15/29 ...................    1,250,000          1,072,411
                                                                             ------------

        Total Corporate Bonds
          (cost: $28,646,967)  ..........................                      27,306,429
                                                                             ------------
YANKEE OBLIGATIONS (1.0%)
      Clearnet Communications, Senior Discount Note, Step
        Bond, 0.00%, 12/15/05 (14.75%
        after 12/15/00) .................................      695,000(b)         740,175
      Telewest PLC, 11.00%, 10/1/07 .....................      400,000            350,000
                                                                             ------------

        Total Yankee Obligations
          (cost: $1,158,863)  ...........................                       1,090,175
                                                                             ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

                  14  2000 Annual Report - Mentor Income Fund

--------------------------------------------------------------------------------

MENTOR INCOME FUND
(CONTINUED)

                                                               Par              Market
Description of Security                                    Value/Shares       Value (a)
---------------------------------------------------------  -----------       ------------
ASSET-BACKED SECURITIES (3.5%)
  AUTO (0.3%)
      Union Acceptance Corporation Auto Trust,
        Series 1996-B, Class A, 6.45%, 7/9/03 ...........  $   352,371       $    351,700
                                                                             ------------

  HOME EQUITY (3.2%)
      Advanta Mortgage Loan Trust, Series 1993-3,
        Class A, 5.55%, 1/25/25 .........................      647,580            599,908
      CS First Boston Mortgage Securities, Series 1996-2,
        Class A6, 7.18%, 2/25/18 ........................    2,750,000          2,685,691
                                                                             ------------
                                                                                3,285,599
                                                                             ------------

        Total Asset-Backed Securities
          (cost: $3,682,027)  ...........................                       3,637,299
                                                                             ------------
PREFERRED STOCK (4.1%)
      Home Ownership Funding
        (cost: $4,255,954) ..............................    5,650,000(c)       4,285,130
                                                                             ------------
WARRANTS (0.0%)
      ASAT Finance, Expires 11/1/06
        (cost: $0) ......................................          400             32,200
                                                                             ------------
SHORT TERM SECURITIES (2.9%)
      Repurchase agreement with State Street Bank &
        Trust, acquired on 10/31/00, interest of $292,
        3.50%, matures on 11/1/00 at value of $3,000,292
        (cost: $3,000,000) ..............................    3,000,000(e)       3,000,000
                                                                             ------------

        Total Investments in Securities
          (cost: $107,477,138) (f)  .....................                    $105,845,981
                                                                             ============

NOTES TO INVESTMENTS IN SECURITIES
(a) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 IN THE NOTES TO FINANCIAL STATEMENTS.
(b)  PORTFOLIO ABBREVIATIONS AND DEFINITIONS:
         INTEREST ONLY - REPRESENTS A SECURITY THAT ENTITLES HOLDERS TO RECEIVE
           ONLY INTEREST PAYMENTS ON THE UNDERLYING MORTGAGES. THE YIELD TO MATURITY OF AN INTEREST-ONLY IS EXTREMELY SENSITIVE TO THE RATE OF PRINCIPAL PAYMENTS ON THE UNDERLYING MORTGAGE ASSETS. A RAPID (SLOW) RATE OF PRINCIPAL REPAYMENTS MAY HAVE AN ADVERSE (POSITIVE) EFFECT ON YIELD TO MATURITY. THE INTEREST RATE DISCLOSED REPRESENTS THE CURRENT YIELD BASED UPON THE CURRENT COST BASIS AND ESTIMATED TIMING AND AMOUNT OF FUTURE CASH FLOWS.
         STEP BOND - REPRESENTS SECURITIES THAT REMAIN ZERO-COUPON SECURIITES
           UNTIL A PREDETERMINED DATE AT WHICH TIME THE STATED COUPON RATE BECOMES EFFECTIVE AND INTEREST BECOMES PAYABLE AT REGULAR INTERVALS.
(c) SECURITIES SOLD WITHIN THE TERMS OF A PRIVATE PLACEMENT MEMORANDUM, EXEMPT FROM REGISTRATION UNDER SECTION 144A OF THE SECURITIES ACT OF 1933, AS AMENDED, WHICH MAY BE SOLD ONLY TO DEALERS IN THAT PROGRAM OR OTHER "QUALIFIED INSTITUTIONAL INVESTORS". THESE SECURITIES HAVE BEEN DETERMINED TO BE LIQUID UNDER GUIDELINES ESTABLISHED BY THE BOARD OF DIRECTORS.
(d) THESE SECURITIES ARE ILLIQUID AND ARE VALUED USING MARKET QUOTATIONS WHERE READILY AVAILABLE. IN THE ABSENCE OF MARKET QUOTATIONS, THE SECURITIES ARE VALUED BASED UPON THEIR FAIR VALUE DETERMINED UNDER PROCEDURES APPROVED BY THE BOARD OF DIRECTORS. THE TOTAL MARKET VALUE OF THESE ILLIQUID SECURITIES ON OCTOBER 31, 2000, WAS $329,813, WHICH REPRESENTS 0.3% OF TOTAL NET ASSETS.
(e) REPURCHASE AGREEMENT WHICH IS FULLY COLLATERALIZED BY U.S. GOVERNMENT AND/OR AGENCY SECURITIES. ACCRUED INTEREST SHOWN REPRESENTS INTEREST DUE AT MATURITY OF THE REPURCHASE AGREEMENT.
(f) ON OCTOBER 31, 2000, THE COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES WAS $107,477,138. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS COST WERE AS
     FOLLOWS:

      GROSS UNREALIZED APPRECIATION ......  $ 1,125,062
      GROSS UNREALIZED DEPRECIATION ......   (2,756,219)
                                            -----------
                                            $(1,631,157)
                                            ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                  15  2000 Annual Report - Mentor Income Fund

                 INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

                      BOARD OF DIRECTORS AND SHAREHOLDERS
                      MENTOR INCOME FUND, INC.:

                      We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Mentor Income Fund, Inc. as of October 31, 2000, and the related statements of operations and cash flows for the year then ended, and statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended October 31, 1996 were audited by other auditors whose report dated December 19, 1996 expressed an unqualified opinion on those financial highlights.

                      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                      In our opinion, the financial statements and financial highlights, referred to above, present fairly, in all material respects, the financial position of Mentor Income Fund, Inc. as of October 31, 2000, the results of its operations, cash flows, changes in its net assets and financial highlights for each of the years described above in conformity with accounting principles generally accepted in the United States of America.

                                                                    /s/ KPMG LLP

                      Boston, Massachusetts
                      December 1, 2000

--------------------------------------------------------------------------------

                  16  2000 Annual Report - Mentor Income Fund

               SHAREHOLDER UPDATE
--------------------------------------------------------------------------------

                      ANNUAL MEETING RESULTS
                      An annual meeting of the fund's shareholders was held on October 23, 2000. Each matter voted upon at that meeting, as well as the number of votes cast for, against or withheld, and the number of abstentions with respect to such matters, are set forth below.

                      (1) The fund's shareholders approved a new advisory
                          agreement between the fund and U.S. Bank National Association. The following votes were cast regarding this matter:

    SHARES            SHARES
  VOTED "FOR"    VOTED "AGAINST"    ABSTENTIONS
 -------------  ------------------  ------------
   5,739,472             95,019         153,786

                      (2) The fund's shareholders elected the following
                          directors:

                                             SHARES      SHARES WITHHOLDING
                                           VOTED "FOR"   AUTHORITY TO VOTE
                                          -------------  ------------------
Robert J. Dayton  ......................     5,927,271           146,269
Roger A. Gibson  .......................     5,988,271           145,269
Andrew M. Hunter III  ..................     5,986,671           146,869
Leonard W. Kedrowski  ..................     5,986,771           146,869
John M. Murphy, Jr.  ...................     5,985,171           148,369
Robert L. Spies  .......................     5,976,571           156,969
Joseph D. Strauss  .....................     5,987,171           145,869
Virginia L. Stringer  ..................     5,987,671           145,869

                      (3) The fund's shareholders ratified the selection of the
                          fund's Board of Directors of KPMG LLP as the independent accountants of the fund for the fiscal year ended October 31, 2000. The following votes were cast regarding this matter:

    SHARES            SHARES
  VOTED "FOR"    VOTED "AGAINST"    ABSTENTIONS
 -------------  ------------------  ------------
   5,754,297            100,883         133,091

                      (4) The fund's shareholders voted on a proposal to amend
                          Article 1 of the fund's Restated and Amended
                          Articles of Incorporation changing the name of the fund to American Income Fund. This proposal did not receive the required majority of votes for approval. The following votes were cast regarding this matter:

    SHARES            SHARES
  VOTED "FOR"    VOTED "AGAINST"    ABSTENTIONS
 -------------  ------------------  ------------
   5,701,570            132,858         153,843

                      (5) The fund's shareholders voted on a proposal to amend
                          Article II of the fund's Restated and Amended
                          Articles of Incorporation deleting Section 2 thereof, which currently restricts transfers of fund's shares. This proposal did not receive the required majority of votes for approval. The following votes were cast regarding this matter:

    SHARES            SHARES
  VOTED "FOR"    VOTED "AGAINST"    ABSTENTIONS
 -------------  ------------------  ------------
   5,673,633            113,958         200,860

--------------------------------------------------------------------------------

                  17  2000 Annual Report - Mentor Income Fund

--------------------------------------------------------------------------------

                      DIVIDEND REINVESTMENT PLAN
                      As a shareholder, you may choose to participate in the Dividend Reinvestment Plan. It is a convenient and economical way to buy additional shares of the fund by automatically reinvesting dividends and capital gains. The plan is administered by EquiServe, the plan agent.

                      ELIGIBILITY/PARTICIPATION
                      If you hold shares of the fund in your own name, you are an automatic participant in the plan unless you elect to withdraw. If your shares are held in the name of a brokerage firm, bank or other nominee, you should contact your nominee to see if it will participate in the plan on your behalf.

                      PLAN ADMINISTRATION
                      If you participate in the plan, you will receive the equivalent in shares of the fund as follows: (1) if the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds the fund's net asset value, participants will be issued fund shares at the higher of net asset value or 95% of the market price; or (2) if the market price is lower than net asset value, the plan agent will receive the dividend or capital gain distributions in cash and apply them to buy fund shares on your behalf in the open market, on the New York Stock Exchange or elsewhere, for your account. If the market price exceeds the net asset value of the fund's shares before the plan agent has completed its purchases, the average per-share purchase price paid by the plan agent may exceed the net asset value of the fund's shares. This would result in the acquisition of fewer shares than if the dividend or capital gain distributions had been paid in shares issued by the fund.

                      There is no direct charge for reinvestment of dividends and capital gains, since EquiServe's fees are paid for by the fund. However, if fund shares are purchased in the open market, each participant pays a pro rata portion of the brokerage commissions. Brokerage charges are expected to be lower than those for individual transactions because shares are purchased for all participants in blocks.

                      TAX INFORMATION
                      Distributions invested in additional shares of the fund are subject to income tax, to the same extent as if received in cash. When shares are issued by the fund at a discount from market value, shareholders will be treated as having received distributions of an amount equal to the full market value of those shares. Shareholders, as required by the Internal Revenue Service, will receive Form 1099 regarding the federal tax status of the prior year's distributions.

                      PLAN WITHDRAWAL
                      If you hold your shares in your own name, you may terminate your participation in the plan at any time by giving written notice to EquiServe. Written instructions should include your name and address as they appear on the certificate or account.

                      If notice is received at least 10 days before the record date, all future distributions will be paid directly to the shareholder of record. If your shares are issued in certificate form and you discontinue your participation in the plan, you (or your nominee) will receive an additional

--------------------------------------------------------------------------------

                  18  2000 Annual Report - Mentor Income Fund

--------------------------------------------------------------------------------
                      certificate for all full shares and a check for any fractional shares in your account. In lieu of receiving a certificate, you may request the plan agent to sell part or all of your reinvested shares held by the agent at market price and remit the proceeds to you, net of any brokerage commissions. A $2.50 fee is charged by the plan agent upon any cash withdrawal or termination. If your shares are registered in your brokerage firm's name, you should contact your investment professional to terminate your participation.

                      PLAN AMENDMENT/TERMINATION
                      The fund reserves the right to amend or terminate the plan. Should the plan be amended or terminated, participants will be notified in writing at least 90 days before the record date for such dividend or distribution. The plan may also be amended or terminated by EquiServe with at least 90 days written notice to participants in the plan.

                      Any questions about the plan should be directed to your investment professional or to EquiServe at 1-800-426-5523.

--------------------------------------------------------------------------------

                  19  2000 Annual Report - Mentor Income Fund

BOARD OF DIRECTORS




MR. ROBERT DAYTON
Director of Mentor Income Fund, Inc.
Chief Executive Officer of Okabena Company


MR. ROGER GIBSON
Director of Mentor Income Fund, Inc.
Vice President of North America-Mountain Region for United Airlines


MR. ANDREW HUNTER III
Director of Mentor Income Fund, Inc.
Chairman of Hunter Keith Industries


MR. LEONARD KEDROWSKI
Director of Mentor Income Fund, Inc.
Owner and President of Executive Management Consulting, Inc.


MR. JOHN MURPHY JR.
Director of Mentor Income Fund, Inc.
Executive Vice President, U.S. Bancorp


MR. ROBERT SPIES
Director of Mentor Income Fund, Inc.
Retired Vice President, U.S. Bank National Association


MR. JOSEPH STRAUSS
Director of Mentor Income Fund, Inc.
Former Chairman of First American Investment Funds, Inc.
Owner and President of Strauss Management Company


MS. VIRGINIA STRINGER
Chairperson of Mentor Income Fund, Inc.
Owner and President of Strategic Management Resources, Inc.

[LOGO] FIRST AMERICAN
       ASSET MANAGEMENT


       MENTOR INCOME FUND, INC.

       2000   ANNUAL REPORT









[LOGO]  This document is printed on paper containing 30% post-consumer waste.

        12/2000    3180-00